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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with Florida Business BancGroup, Inc.'s ("Company") Quarterly Report on Form 10-QSB for the period ended June 30, 2002 ("Report"), each of the undersigned certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     August 8, 2002           By: /s/ A. Bronson Thayer
          --------------------         ----------------------------
                                          A. Bronson Thayer, Chairman and
                                           Chief Executive Officer


Date:     August 8, 2002           By: /s/ Marti J. Warren
          --------------------         ----------------------------
                                          Marti J. Warren, Principal Financial
                                           Officer